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                                                                  EXHIBIT 10.29

                                                                 EXECUTION COPY


                              AMENDATORY AGREEMENT


     Amendatory Agreement dated as of March 30, 1998 among Huntway Partners, L.P., a Delaware limited partnership (the "Company"), and each of Lighthouse Investors, L.L.C., a Delaware limited liability company ("Lighthouse"), B III Capital Partners, L.P., a Delaware limited partnership ("B III"), Contrarian Capital Fund I, L.P., a Delaware limited partnership ("Contrarian I"), Contrarian Capital Fund II, L.P., a Delaware limited partnership ("Contrarian II"), The & Trust, First Plaza Group Trust ("First Plaza"), The IBM Retirement Plan Trust ("IBM") and Oppenheimer Horizon Partners, L.P., Oppenheimer Institutional Horizon Partners, L.P., Oppenheimer International Horizon Fund II, Ltd., and Oppenheimer & Co., Inc. (the "Oppenheimer Entities;" each of Lighthouse, B III, Contrarian I, Contrarian II, The & Trust, First Plaza, IBM and the Oppenheimer Entities being sometimes referred to individually as a "Holder" and collectively as the "Holders").

                                    RECITALS

     The Company and the Holders are parties to an Exchange and Purchase Agreement dated as of October 31, 1997 (the "Exchange Agreement").

     In connection with the transactions contemplated by the Exchange Agreement, the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), entered into an Indenture dated as of October 15, 1997, as amended by a First Supplemental Indenture dated as of January 14, 1998 (the "Existing Indenture").

     In accordance with the understanding among the parties hereto, such parties desire to amend and/or consent to deviations from the terms of the Existing Indenture and the Exchange Agreement.

          NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     1. Amendment to Existing Indenture. The Existing Indenture is amended by substituting the date "May 15, 1998" for the date "March 31, 1998" in Section
11.01 of the Existing Indenture.

     2. Amendment to Exchange Agreement. The Exchange Agreement is amended by substituting the date "May 15, 1998" for the date "March 31, 1998" both times it appears in Section 6.18 of the Exchange Agreement.

     3. Further Assurances. The parties hereto shall, from time to time, execute and deliver to the Company or to such party or parties as the Company may designate, any and all further instruments (in form and substance reasonably satisfactory to the parties) as may be necessary or


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advisable to give full force and effect to the provisions of this Agreement and the intent and purposes hereof. Without limiting the generality of the foregoing, each of the parties hereto acknowledges and agrees that (a) the signature of each of the Holders to this Agreement shall constitute a consent, pursuant to Section 9.02 of the Existing Indenture, to amend the Existing Indenture as specified herein; (b) the signature of the parties to this Agreement taken as a whole shall constitute a consent pursuant to Section 11.2 of the Exchange Agreement to amend the Exchange Agreement as specified herein; and (c) each of the parties will execute and deliver instruments or documents evidencing such consents reasonably required in connection with the Company and the Trustee entering into a supplemental indenture effecting the amendment of the Existing Indenture.

     4. Representations and Warranties. Each of the parties hereto hereby represents and warrants to the other parties hereto that the execution, delivery and performance by it of this Agreement are within its corporate or partnership power, as applicable, and have been duly authorized by all necessary corporate or partnership action, as applicable, on the part of such party, and that this Agreement is the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

     5. Effect on Documents. Except as specifically amended or modified herein, the Existing Indenture and the Exchange Agreement shall remain in full force and effect.

     6.   Miscellaneous.


     (a) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof (other than the letter agreement of the Company dated March, 1998) and supersedes all other understandings, oral or written, with respect to the subject matter hereof.


     (b) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered (including by facsimile transmission) shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of New York.

     (d) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     (e) Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and its successors and assigns.

                               *   *   *   *   *




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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the 30th day of March, 1998.




                             HUNTWAY PARTNERS, L.P.

                             By:____________________________________
                                 Name:
                                 Title:


                             LIGHTHOUSE INVESTORS, L.L.C.
                               By Lighthouse Capital, L.L.C., its Manager

                             By:____________________________________
                                 Richard S. Spencer III:
                                 Title:


                             B III CAPITAL PARTNERS, L.P.

                             By: DDJ Capital III, LLC, its General Partner

                             By: DDJ Capital Management, LLC, its Manager

                             By:____________________________________
                                 Name:
                                 Title: Member


                             CONTRARIAN CAPITAL FUND I, L.P.

                             By: Contrarian Capital Management, L.L.C.,
                                   its general partner

                             By:____________________________________
                                 Janice M. Stanton
                                 Partner





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                          CONTRARIAN CAPITAL ADVISORS, L.L.C.,
                            as agent for the entities listed below its signature attached hereto

                          By:____________________________________
                              Janice M. Stanton:
                              Partner

                          Oppenheimer Horizon Partners, L.P.
                          Oppenheimer Institutional Horizon Partners, L.P. Oppenheimer International Horizon Fund II, Ltd. Oppenheimer & Co., Inc.
                          The &Trust


                          CONTRARIAN CAPITAL FUND II, L.P.

                          By: Contrarian Capital Management L.L.C., its
                                general partner

                          By:____________________________________
                               Janice M. Stanton
                               Partner


                          MELLON BANK, N.A., solely in its capacity as
                            Trustee for First Plaza Group Trust (as directed by Contrarian Capital Advisors, L.L.C.) and not in its individual capacity

                          By:____________________________________
                               Name:


                          THE CHASE MANHATTAN BANK as Directed
                            Trustee for The IBM Retirement Plan Trust

                          By:_____________________________________
                               Michael Rolling, Vice President
                               The Chase Manhattan Bank as Directed
                               Trustee for The IBM Retirement Plan Trust






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